PerkinElmer Acquisition of ViaCell Exhibit 99.3

Factors Affecting Future Performance
Statements in this presentation regarding the proposed transaction between PerkinElmer and
ViaCell, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities and expansion for the combined company, the expected impact of the anticipated transaction on PerkinElmer’s earnings, the extent to which the transaction advances PerkinElmer’s business, expectations for growth of the family cord blood banking market and the ViaCord business, the advancement of ViaCell’s product candidates and plans for ViaCell’s therapeutic and research businesses, and any other statements about PerkinElmer or
ViaCell managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements. Any statements that are not statements of historical fact
(including statements containing the words “believes,” “plans,” “anticipates,” “expects,”
“estimates” and similar expressions) should also be considered to be forward-looking statements.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the possibility that certain closing conditions to the transaction will not be met;
the ability to consummate the transaction, the ability of PerkinElmer to successfully integrate ViaCell’s operations and employees; the ability to realize anticipated synergies and cost savings; and the other factors described in PerkinElmer’s Annual Report on Form
10-K for the year ended December 31, 2006 and in ViaCell’s Quarterly Report on Form 10-Q
for the quarter ended June 30, 2007, each of which has been filed with the SEC.  Except as otherwise required by law, PerkinElmer and ViaCell disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

An industry leader in the preservation of umbilical cord blood stem cells with therapeutic pipeline
Headquartered in Cambridge, MA, with
processing center in Hebron, KY
280 total employees
Mid-to-high $60 mil rev range in 2007;
historical growth of 20%+ annually
Greater than 130,000 customers
Experienced U.S. sales and
marketing team
Track record of transplant success
ViaCell Overview

2000 2006
Potential
market
30%
of
4 mm
U.S.
births
$20
million
$160
million
$1.4
billion
Diseases Treatable
by Cord Blood
Number of
Cord Blood Transplants
Number of
Family Cord Blood
Units Banked
Cumulative Incidence
Rate of Disease Treatable
with Cord Blood Stem Cells
1988
1
1
0
1 in
300,000
+
2006
40
8,000
400,000
1 in 100
Cord blood banking market growth…
…driven by expansion of diseases treatable with cord blood

40 Diseases Treatable Today
Cancers
Bone Marrow Failure
Blood Disorders
Metabolic Disorders
Immunodeficiencies
Other Diseases
ALL
AML
Burkitt lymphoma
CML
JCML
Non-Hodgkin
Hodgkin’s
Langerhans’ cell
histiocytosis
JMML
Liposarcoma
MDS
CMML
Neuoblastoma
Severe aplastic anemia
Diamond-blackfan anemia
Dyskeratosis Congenita
Fanconi anemia
Amegakaryocytic thrombocytopenia
Kostmann’s syndrome
Sickle-Cell Anemia
Adrenoleukodystrophy
Batten disease
Gunther disease
Hunter syndrome
Hurler syndrome
Krabbe disease
Lesch-Nyhan disease
Maroteaux-Lamy syndrome
Beta-Thalassemia
Omenn’s syndrome
SCID
Reticular Dysplasia
Thymic Dysplasia
Wiskott-Aldrich syndrome
X-linked lymphoproliferative
Leukemia adhesion deficiency
Evan’s syndrome
Familial hemophagocytic
lymphohistiocytosis
EBV=assoc. amogakaryotic
lymphohistiocytosis
Osteopetrosis
Many significant diseases…
…are treatable with cord blood

Experienced Sales and Marketing team….
Physician Focus
55 Field Sales Reps
Patient Focus
50 Inside Sales Reps
• Dedicated OB/GYN sales group
• Physician education
• Specialized training programs
• Dedicated telesales group
• Mothers Work contract
• Direct Mail, Web and Media
….developing consumer and clinical channels

PerkinElmer and ViaCell combine to…
World leader in neonatal
genetic screening…ability to
screen for over 50 disorders
Global leader in first trimester
prenatal genetic screening
Proprietary markers for
pregnancy related disorders in
development
Emerging Cytogenetic/Mol Dx
capabilities
Global reach…sales channel
and research network
A leader in umbilical cord stem
cell preservation…indicated for
over 40 treatable diseases
Strong OB/GYN sales and
marketing organization
Well established presence in the
direct-to-patient marketing
channel
…strengthen global leadership in newborn health

Genetic screening focused on healthy mothers and babies…
…multiple touch points and tests
Preconception
Prenatal / Maternal
Childhood
Neonatal
Est. Market
Potential
~$0.5B ~$1B+ ~$1B+ ~$0.5B
PKI Capabilities
Tools
x x x x
Content
x (future)
x x
x (future)
Service
x x
Market
CAGR
15-20%

Offer testing to
banking families
Stem cell banking CGHa (Spectral) MDx
International
Neonatal
Prenatal
Market
Leverage global
structure
0% 55% revenue
internationally
(Genetic Screening)
Test for more
disorders
Direct-to-consumer
marketing (50 inside
sales)
50+ disorders
29 standard of care
Increase % of
pregnancies
captured
55 reps 10 reps (NTD)
capture 300k
pregnancies
Opportunity
Significant synergies…
…across all markets

Significant opportunity to expand market penetration…
% captured pregnancies/newborns
…and add value per pregnancy
$1000+
$10
$100
50% 100%
Today
…multiple touch points
preconception to early childhood
…multiple tests
pre-eclampsia, preterm birth, IUGR
…screen, diagnose, monitor/treat
LSD screen, Krabbe diagnose, stem
cell transplant
Goal

Financial rationale for acquisition of ViaCell…
Transaction Consideration – $7.25 per share in cash ($260 mil net cash)
Valuation – 3.9x 2007E revenue (analyst consensus estimate $67 mil)
• 80%+ gross margins
• 20%+ operating margin potential
Financial Impact to Adjusted EPS
*
– $0.01 dilutive in Q4’07
$0.03 – $0.05 dilutive in 2008
$0.02 – $0.03 accretive in 2009
Financing – Existing cash on hand, borrowings under credit facility and other borrowings being evaluated
Closing – Fourth quarter of 2007, assuming successful completion of tender offer, customary closing conditions and antitrust clearance
…driven by growth profile and added scale
*
Adjusted EPS excludes discontinued operations, amortization of intangible assets, inventory fair value adjustments, in-process research and development charges, deferred revenue adjustments and other significant adjustments related to business acquisitions, gains on settlement of insurance claim, restructuring and lease charges, stock option expense and certain other gains and losses.

ViaCell acquisition strengthens leadership position…
Adds attractive growth leg
Sales/marketing channel synergies
•
OB/GYN
•
Consumer
•
International
Increases opportunities for
additional testing
•
Neonatal
•
Molecular Diagnostics
Additional opportunities
•
Long term customer
relationship
•
Additional products through
channel
2007
Combined
Est.
2010
Forecast
$260-270M
$500M+
Acq $100
VIAC
PKI
$425-475M
15-20%
Organic
Growth
Genetic Screening Revenue
…and increases potential for long term growth

Important Additional Information Will Be Filed with the Securities
Exchange Commission (SEC)
This document is neither an offer to purchase nor a solicitation of an offer to sell shares of ViaCell, Inc. PerkinElmer has not commenced the tender offer for shares of ViaCell stock described in this document.
At the time the tender offer is commenced, PerkinElmer will file with the SEC and mail to ViaCell’s stockholders a Tender Offer Statement on Schedule TO and related exhibits, including the offer to purchase, letter of transmittal and other related documents, and ViaCell will file with the SEC and mail to its stockholders a Tender Offer Solicitation/Recommendation Statement on Schedule 14D-9 in
connection with the transaction. These will contain important information about
PerkinElmer, ViaCell, the transaction and other related matters. Investors and security holders are urged to read each of these documents carefully when they are available.
Investors and security holders will be able to obtain free copies of the Tender Offer
Statement, the Tender Offer Solicitation/Recommendation Statement and other documents filed with the SEC by PerkinElmer and ViaCell through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents by contacting the
Investor Relations departments of PerkinElmer or ViaCell.